CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated April 18, 2003, in Pre-Effective Amendment Number 2 to the Registration Statement (Form N-2 No. 333-103594 and 811-21315) of Neuberger Berman Realty Income Fund Inc.


                                                 /s/ Ernst & Young LLP

                                                 ERNST & YOUNG LLP

Boston, Massachusetts
April 18, 2003